1Q 2014 Earnings Presentation May 7, 2014 NASDAQ: NTLS Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with
Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions;
federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda NASDAQ: NTLS 3 • Jim Hyde, Chief Executive Officer • Steb Chandor, Chief Financial Officer Review Financial and Operational Highlights Guidance Update Q&A Session

Continuing Growth in Operating Revenues

NASDAQ: NTLS
1Q14 revenue increased 2% from 1Q13 to $122.1 million
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
1Q 2013 1Q 2014
Retail Wholesale & Other
+2%
millions

Retail Revenue Gains Continue

NASDAQ: NTLS
Subscriber revenue growth driven by subscriber growth
1Q14 retail revenue increased 1% sequentially and 5% from 1Q13 to $81.4 million
Highest level in company history
millions
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
1Q 2013 1Q 2014
+5%

Wholesale/Other Revenue Remains Strong

NASDAQ: NTLS
millions
-3%
1Q14 wholesale/other revenue decreased 3% from 1Q13 to $40.7 million
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
1Q 2013 1Q 2014

Subscribers – Net Additions Trend

NASDAQ: NTLS
Subscribers up 4% year-over year to approximately 468,000
As of March 31, 2014, postpaid made up 66% of subscriber base
+4%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
1Q 2013 1Q 2014
Prepaid Subscribers
Postpaid Subscribers

Subscribers – Net Additions Trend (Continued)

NASDAQ: NTLS
Ninth consecutive quarter of positive net adds
3,500
5,500
9,300
11,400
3,800
2,300
7,500
3,400
0
2,000
4,000
6,000
8,000
10,000
12,000
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014

Average Revenue Per Account (ARPA)

NASDAQ: NTLS
1Q14 ARPA up 5% year-over-year to $137.47
1Q14 average postpaid subscribers per account of 2.2
+5%
ARPA
Subscribers Per Account
$130.69
$133.34
$136.90
$136.88
$137.47
2.0
2.1
2.2
2.3
$0.00
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Subscribers Per Account

Operational Expenses
NASDAQ: NTLS

($ in millions)
1Q14 1Q13
Cost of sales and services $47.3 $44.5
Customer operations $34.1 $31.0
Corporate operations $9.7 $7.9
Depreciation & Amortization $19.1 $18.5
$110.2 $101.8
Increase of 8% primarily driven by retention, network and roaming costs

Adjusted EBITDA

NASDAQ: NTLS
Recent EBITDA performance reflects:
Increased network expense associated with LTE launch
Increased retention expense driven by upgrades
Seasonal trends in gross adds
millions
$37
$41
$46
$27
$34
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014

Capital Investment

NASDAQ: NTLS
Status:
1,444 cell sites as of Mar. 31, 2014
LTE launched in 4 markets
millions
Catalysts:
2011-2012 Cell site expansion
2013-2014 LTE deployment
$52
$58
$72
$81
$14
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
FY 2010 FY 2011 FY 2012 FY 2013 1Q14

Capitalization Overview
($ in millions)
March 31, 2014
Cash, unrestricted $121.0
Total Debt $528.9
Net Debt $407.9
LTM Adjusted EBITDA $147.4
Secured Term Loan $528.0
Net Debt Leverage 2.8x
NASDAQ: NTLS

Guidance (as of May 7, 2014) NASDAQ: NTLS 14 For the year ended December 31, 2014 Adjusted EBITDA of $140 million - $150 million CapEx of $85 million - $95 million

1Q 2014 Net Adds

NASDAQ: NTLS
1Q14 prepaid net adds decreased 5,000 year-over-year
1Q14 postpaid net adds decreased 3,000 year-over-year
8,100
3,300
11,400
3,100
300
3,400
0
2,000
4,000
6,000
8,000
10,000
12,000
Prepaid Net Adds Postpaid Net Adds Total Net Adds
1Q13 1Q14

Smartphone Penetration

As of March 31, 2014:
74% of postpaid subscribers have a smartphone
62% of prepaid subscribers have a smartphone
60%
63%
65%
68%
70%
54%
56%
58%
60%
62%
64%
66%
68%
70%
72%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
NASDAQ: NTLS

Churn Remains Stable 17 NASDAQ: NTLS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Prepaid Churn Postpaid Churn

nTelos wireless

nTelos wireless
WIRELESS FOR THE PEOPLE

nControl™

pay for what you want and nothing you don't

STEP 1
$20
DATA CARD
$25
HANDSET
$35
SMARTPHONE
Choose your device(s).
STEP 2
$20
1 GB
$30
2 GB
$60
UNLIMITED
Choose your data.
STEP 3
$0
$5
$10
Choose your minutes

Retail – Focused Execution

NASDAQ: NTLS
Launch nControl
More choices and more flexibility
nPower – upgrade program (May ’14)
Continue 4G LTE service expansion
First markets launched in late 2013
Additional markets throughout 2014
Offer device financing program
Increase device choices
Continue focus on Savings, Simplicity and
Service

Questions & Answers

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
1Q14 4Q13 3Q13 2Q13 1Q13
1,286 $                    (784) $                      10,583 $                   9,386 $                    5,493 $
Net income attributable to noncontrolling interests 436 403 588 541 529
Net Income 1,722 (381) 11,171 9,927 6,022
Interest expense 7,959 7,504 7,480 7,398 7,361
Income taxes 1,110 80 8,340 6,380 3,744
Other expense (income), net 1,072 161 431 (151) 369
Operating income 11,863 7,364 27,422 23,554 17,496
Depreciation and amortization     19,067 17,486 16,559 20,443 18,456
Gain on sale of intangible assets - - - (4,442) -
Accretion of asset retirement obligations 315 171 135 173 143
Equity-based compensation 1,311 1,330 1,442 1,460 1,321
Other 1,367
1
375
2
- - -
Adjusted EBITDA 33,923 $                  26,726 $                   45,558 $                   41,188 $                  37,416 $
See Form 8-K filed with the SEC on March 18, 2014 for additional information.
2
4Q13 $0.4 million related to secondary offering cost.
1
2014 includes $1.4 million charge related to certain employee separation expenses.
Net Income Attributable to NTELOS Holdings Corp.

NASDAQ: NTLS
ARPA Reconciliation - Postpay
Average Monthly Revenue per Account (ARPA) ¹
1Q14 4Q13 3Q13 2Q13 1Q13 FY 2013 FY 2012
(In thousands, except for accounts and ARPA)
Operating revenues
122,082 $   121,766 $   130,912 $   119,859 $   119,345 $   491,882 $ 453,989 $
Less:  prepay service revenues
(16,960)       (16,956)       (16,478)       (16,182)       (15,684)       (65,300)     (58,036)
Less: equipment revenues
(7,491)         (6,573)         (6,541)         (5,499)         (6,638)         (25,251)     (30,078)
Less: wholesale and other adjustments
(40,018)       (40,525)       (50,142)       (41,179)       (40,918)       (172,764)   (165,765)
Postpay service revenues
57,613 $     57,712 $     57,751 $     56,999 $     56,105 $     228,567 $ 200,110 $
Average number of postpay accounts
139,700      140,500      140,600      142,500      143,100      141,700     141,700
Postpay ARPA
137.47 $     136.88 $     136.90 $     133.34 $     130.69 $     134.43 $    117.65 $
¹
Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated Income
Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.

May 7, 2014 1Q 2014 Earnings Presentation